Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report
Navient Corporation (the “Company”)
Navient Refinance Funding, LLC (the “Responsible Party”)
Navient Refinance Solutions, LLC
BofA Securities, Inc.
Atlas SP Partners, L.P.
Barclays Capital Inc.
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Navient Refinance Loan Trust 2026-B – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “NAVRL 2026-B Loan File - UPSIZE.xlsx” (the “Data File”) provided by the Responsible Party on May 14, 2026, containing information on 7,157 student loans (the “Student Loans”) as of May 11, 2026 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Refinance Loan Trust 2026-B. The Responsible Party is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, “First Payment Date” was within two (2) days, and “Remaining Term” was within one (1) month.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

KPMG LLP, a Delaware limited liability partnership and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

•
The term “Earnest Loan ID Mapping” means an electronic data file entitled “NAVRL 2026-B Additional Borrower Information.xlsx” provided by the servicer, Earnest Operations LLC (“Earnest”), on May 26, 2026, on behalf of the Responsible Party, containing the loan numbers for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from Earnest’s internal application verification tool such as school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from Earnest’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in Title IV federal student aid programs that we were instructed by the Responsible Party to download from the “Federal Student Aid Website” (https://fsapartners.ed.gov/knowledge-center/ library/electronic-announcements/2026-02-04/2026-27-federal-school-code-list-participating-schools-february-2026).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Responsible Party to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/sites/default/files/international-schools-in-federal-loan-programs.pdf).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information for certain Selected Student Loans extracted from the FDR System.
•	The term “Loan Files” means the following information sources provided by Earnest, on behalf of the Responsible Party:
−	Loan Agreement
−	Earnest Loan ID Mapping
−	Verify Report Page
−	Application Underwriting Snapshot Page
−	Title IV Federal School Code List
−	Accredited Programs List
−	Amortized Payment History Schedule
−
the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

The Loan Files were represented by the Responsible Party or Earnest, on behalf of the Responsible Party, to be copies of the original Loan Files or electronic records contained within the respective system or website.
•	The term “Instructions” means the instructions provided by the Responsible Party pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.
•	The term “Provided Information” means the Loan Files and Instructions.
2

The procedures we were instructed by the Responsible Party to perform and the associated findings are as follows:
A.
We randomly selected a sample of Student Loans from the Data File  using a random sampling tool, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 333 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan Files documents are listed in the order of priority.

Attributes	Loan Files/Instructions
Loan Number	Earnest Loan ID Mapping and “ACCOUNT NUMBER” field on #CU4 Screen
Loan Type	Loan Agreement, Earnest Loan ID Mapping
Borrower State	“Address” field on #BS1 Screen or any notations related to address changes on #CIS Screen
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions
Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen
For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Loan ID Mapping, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Loan ID Mapping

3

Attributes	Loan Files/Instructions
Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “PRINCIPAL PAID” field in the Amortized Payment History Schedule, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen, notation of status change on #CIS Screen, and Instructions
School Type	“School Type” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions
School Name
“School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.
Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.

School Degree	“School Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions.
Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen, “Original FICO Score” field in the “Educations” section of the Verify Report Page.
We found such information to be in agreement without exception.
Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 7,157 Student Loans in the Data File does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.
We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
4

We are required to be independent of the Responsible Party and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Responsible Party, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).
The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, California
June 4, 2026

5

Exhibit A – The Selected Student Loans
Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2026B001	39	2026B039	77	2026B077	115	2026B115	153	2026B153
2	2026B002	40	2026B040	78	2026B078	116	2026B116	154	2026B154
3	2026B003	41	2026B041	79	2026B079	117	2026B117	155	2026B155
4	2026B004	42	2026B042	80	2026B080	118	2026B118	156	2026B156
5	2026B005	43	2026B043	81	2026B081	119	2026B119	157	2026B157
6	2026B006	44	2026B044	82	2026B082	120	2026B120	158	2026B158
7	2026B007	45	2026B045	83	2026B083	121	2026B121	159	2026B159
8	2026B008	46	2026B046	84	2026B084	122	2026B122	160	2026B160
9	2026B009	47	2026B047	85	2026B085	123	2026B123	161	2026B161
10	2026B010	48	2026B048	86	2026B086	124	2026B124	162	2026B162
11	2026B011	49	2026B049	87	2026B087	125	2026B125	163	2026B163
12	2026B012	50	2026B050	88	2026B088	126	2026B126	164	2026B164
13	2026B013	51	2026B051	89	2026B089	127	2026B127	165	2026B165
14	2026B014	52	2026B052	90	2026B090	128	2026B128	166	2026B166
15	2026B015	53	2026B053	91	2026B091	129	2026B129	167	2026B167
16	2026B016	54	2026B054	92	2026B092	130	2026B130	168	2026B168
17	2026B017	55	2026B055	93	2026B093	131	2026B131	169	2026B169
18	2026B018	56	2026B056	94	2026B094	132	2026B132	170	2026B170
19	2026B019	57	2026B057	95	2026B095	133	2026B133	171	2026B171
20	2026B020	58	2026B058	96	2026B096	134	2026B134	172	2026B172
21	2026B021	59	2026B059	97	2026B097	135	2026B135	173	2026B173
22	2026B022	60	2026B060	98	2026B098	136	2026B136	174	2026B174
23	2026B023	61	2026B061	99	2026B099	137	2026B137	175	2026B175
24	2026B024	62	2026B062	100	2026B100	138	2026B138	176	2026B176
25	2026B025	63	2026B063	101	2026B101	139	2026B139	177	2026B177
26	2026B026	64	2026B064	102	2026B102	140	2026B140	178	2026B178
27	2026B027	65	2026B065	103	2026B103	141	2026B141	179	2026B179
28	2026B028	66	2026B066	104	2026B104	142	2026B142	180	2026B180
29	2026B029	67	2026B067	105	2026B105	143	2026B143	181	2026B181
30	2026B030	68	2026B068	106	2026B106	144	2026B144	182	2026B182
31	2026B031	69	2026B069	107	2026B107	145	2026B145	183	2026B183
32	2026B032	70	2026B070	108	2026B108	146	2026B146	184	2026B184
33	2026B033	71	2026B071	109	2026B109	147	2026B147	185	2026B185
34	2026B034	72	2026B072	110	2026B110	148	2026B148	186	2026B186
35	2026B035	73	2026B073	111	2026B111	149	2026B149	187	2026B187
36	2026B036	74	2026B074	112	2026B112	150	2026B150	188	2026B188
37	2026B037	75	2026B075	113	2026B113	151	2026B151	189	2026B189
38	2026B038	76	2026B076	114	2026B114	152	2026B152	190	2026B190

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers

A-1

Exhibit A – The Selected Student Loans
Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2026B191	229	2026B229	267	2026B267	305	2026B305
192	2026B192	230	2026B230	268	2026B268	306	2026B306
193	2026B193	231	2026B231	269	2026B269	307	2026B307
194	2026B194	232	2026B232	270	2026B270	308	2026B308
195	2026B195	233	2026B233	271	2026B271	309	2026B309
196	2026B196	234	2026B234	272	2026B272	310	2026B310
197	2026B197	235	2026B235	273	2026B273	311	2026B311
198	2026B198	236	2026B236	274	2026B274	312	2026B312
199	2026B199	237	2026B237	275	2026B275	313	2026B313
200	2026B200	238	2026B238	276	2026B276	314	2026B314
201	2026B201	239	2026B239	277	2026B277	315	2026B315
202	2026B202	240	2026B240	278	2026B278	316	2026B316
203	2026B203	241	2026B241	279	2026B279	317	2026B317
204	2026B204	242	2026B242	280	2026B280	318	2026B318
205	2026B205	243	2026B243	281	2026B281	319	2026B319
206	2026B206	244	2026B244	282	2026B282	320	2026B320
207	2026B207	245	2026B245	283	2026B283	321	2026B321
208	2026B208	246	2026B246	284	2026B284	322	2026B322
209	2026B209	247	2026B247	285	2026B285	323	2026B323
210	2026B210	248	2026B248	286	2026B286	324	2026B324
211	2026B211	249	2026B249	287	2026B287	325	2026B325
212	2026B212	250	2026B250	288	2026B288	326	2026B326
213	2026B213	251	2026B251	289	2026B289	327	2026B327
214	2026B214	252	2026B252	290	2026B290	328	2026B328
215	2026B215	253	2026B253	291	2026B291	329	2026B329
216	2026B216	254	2026B254	292	2026B292	330	2026B330
217	2026B217	255	2026B255	293	2026B293	331	2026B331
218	2026B218	256	2026B256	294	2026B294	332	2026B332
219	2026B219	257	2026B257	295	2026B295	333	2026B333
220	2026B220	258	2026B258	296	2026B296
221	2026B221	259	2026B259	297	2026B297
222	2026B222	260	2026B260	298	2026B298
223	2026B223	261	2026B261	299	2026B299
224	2026B224	262	2026B262	300	2026B300
225	2026B225	263	2026B263	301	2026B301
226	2026B226	264	2026B264	302	2026B302
227	2026B227	265	2026B265	303	2026B303
228	2026B228	266	2026B266	304	2026B304

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-2

Exhibit B – Instructions
Attribute	Instructions
Loan Type	Loan Type is considered to be:
• Fixed rate loan if the “CURRENT STRATEGY” field on #NM ST Screen begins with “E” or “D,”
• Variable rate loan if the “CURRENT STRATEGY” field on #NM ST Screen begins with “V” or “R.”
Payment Frequency	Payment Frequency is considered to be:
• “Bi-Weekly” if the 45th position of the “MISC 13” field on #NM CS Screen is “B” or the “PREV AUTO PAY FLAG” field on #CMS Screen indicates “0,”
• “Monthly” if the 45th position of the “MISC 13” field on #NM CS Screen is not “B” or the “PREV AUTO PAY FLAG” field on #CMS Screen indicates “A” or “J.”
Loan Status	Loan Status is considered to be “active” if:
(i) the “CURR LOAN STAT” field on #EDH Screen is “RPMT” and the “MISC FIELD 2” column on #BS3 Screen is “D0000,”
(ii) the “CURR LOAN STAT” field on #EDH Screen is “FORB,” “FORD,” or “SSFP” and the “MISC FIELD 2” column on #BS3 Screen is “P0000”
(iii) the “STAT” column on #EDH Screen does not begin with letter “P” or,
(iv) the “FIRST ACTIVE DATE” field on #NM MN Screen is prior to the Cutoff Date
Current Principal Balance	Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):
a) Compare to the “ACCOUNT BALANCE” column on #CSS Screen or documentation of a change that affects the current principal balance on #CIS Screen.
b) Compare to the amount in the “CUR BAL” field on #BS Screen.
c) Compare to the amount in the “FINANCIAL INSTITUTION” field on #NM CC Screen.
d) Recompute the Current Principal Balance as follows:

i.       Add any applicable Repayment Fee (shown under the “RPMT FEE” field on #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on #ED2 Screen) to the “ACCOUNT BALANCE” column on #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on #CSS Screen or the #CDS Screen), applicable adjustment (shown under the “ADJUSTMENT” field on #CSS Screen or the #CDS Screen), or applicable disbursement return amount (shown under the “MEMO TEXT” field on #CMS Screen);

B-1

Exhibit B – Instructions
Attribute	Instructions

ii.     Subtract any amount indicated in the “RETRO PROCESSING” field on #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by subtracting the recalculated accrued interest (“Interest Rate” field on #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on #CSS Screen) from the first Payment made under the “PAYMENT” field on #CSS Screen or the #CDS Screen; and,

iii.      Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term	Recompute as follows:
(i) Subtract the Cutoff Date from either (1) the date one month after the “MATURITY DT” field on #EDH Screen, or (2) the date indicated in the notation of status change on #CIS Screen.
(ii) Divide the result by the average number of days in a month (i.e., 30.4375, based on 365.25 days in a year).
(iii) If the Cutoff Date was later than the “DUE DATE” field on #EDH Screen, subtract one month from (ii).
School Type
School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

School Name	School Name is considered to be
• The school name with the most recent, highest completed degree, in the “Educations” section of the Verify Report Page.

•       The name of the borrower’s parent’s high school if (i) the school name in the “underwritten_education_school_name” field in the Data File is a high school and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

• “No” if the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “incomplete_grads.”
School Name appearing in Title IV Federal Aid Programs	Instructions are listed in order of priority until the attribute was agreed:
a) Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.
b) Compare the U.S. Department of Education’s Office of Postsecondary

B-2

Exhibit B – Instructions
Attribute	Instructions
Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.
c) Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.

d)      Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appears in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page for Selected Student Loans.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school or “NULL,” observe if the “is_parent_plus” field in the Data File indicates “Yes,” which represents Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education is high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree	School Degree is considered to be:
• The most recent, highest completed degree, in the “Educations” section of the Verify Report Page.

•       “Masters” or “MD” if the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

• “NonGrad” if the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “incomplete_grads.”
• “High School” if (i) the school name in the “underwritten_education_ degree” field in the Data File is a high school and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

B-3